SCHRODER ALL-ASIA FUND

                                 Class A Shares

                       Supplement Dated August 3, 1998 to
                        Prospectus dated March 20, 1998

PERFORMANCE INFORMATION

     Total return data relating to Class A shares of the Fund may from time to time be included in advertisements about the Fund. The Fund is the successor to Schroder Asian Growth Fund, Inc., a closed-end management investment company ("SAGF"), which commenced operations on December 23, 1993. Total return data relating to the Fund includes data relating to SAGF for periods prior to the commencement of the Fund's operations as an open-end fund. Operating expenses incurred by SAGF were less than those the Fund expects to incur during its current fiscal year; if SAGF had incurred operating expenses at the same rate the Fund is expected to incur operating expenses during the current fiscal year, SAGF's investment performance would have been lower. The performance information of SAGF has not been restated to reflect difference in the operating expenses incured by it and those expected to be incured by the Fund.

     When the Fund's average annual total return is advertised with respect to its Class A shares, it will be calculated over periods of one, five, and 10 years (including, in each case, the period from the commencement of operations), or for the period since the commencement of SAGF's operations, if shorter, and reflects the deduction of the maximum sales charge imposed on purchases of Class A shares of the Fund at the beginning of the period shown. Total return quotations assume that all dividends and distributions are reinvested when paid.

     All data is based on past investment results and does not predict future performance. Investment performance of the Fund, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's Class A shares to those of various classes of other mutual funds and other investment vehicles. The Fund's performance may be compared to various market indices or other industry benchmarks. See the Statement of Additional Information for a more complete discussion of performance information.

                             SCHRODER ALL-ASIA FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                            March 20, 1998 as Amended
                                 August 3, 1998

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INVESTMENT ADVISER
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Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
-----------------------------
Schroder Fund Advisors Inc. ("Schroder Advisors")

SUBADMINISTRATOR
----------------
Forum Administrative Services, LLC ("Forum")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
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Boston Financial Data Services, Inc. ("BFDS")

GENERAL INFORMATION:                1-800-464-3108
ACCOUNT INFORMATION:                1-800-464-3108
FAX:                                1-617-774-2579


Class A Shares of Schroder All-Asia Fund (the "Fund") are offered for sale at the offering price (net asset value plus the applicable sales charge) as an investment vehicle for individual investors, in most cases through Service Organizations (as defined in the prospectus).


This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's current prospectus dated September __, 1998, as may be amended from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. The Prospectus and this SAI are available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at P.O. Box 8507, Boston, Massachusetts 02266-8507 or calling the numbers listed above.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND
  POLICIES OF THE TRUST AND
  RISK CONSIDERATIONS...............................3
Warrants and Stock Rights...........................3
American Depositary Receipts ("ADRs")...............3
Convertible Securities..............................3
Debt-to-Equity Conversions..........................3
Brady Bonds.........................................4
Zero-coupon and Payment in Kind Bonds...............4
Indexed Securities..................................4
Forward Foreign Currency Exchange Contracts.........4
Options and Futures Transactions....................5
Options on Foreign Currencies.......................5
Covered Call Writing................................6
Covered Put Writing.................................7
Purchasing Call and Put Options.....................8
Risks of Options Transactions.......................8
Futures Contracts..................................10
Interest-Rate Futures Contracts....................10
Currency Futures Contracts.........................11
Index Futures Contracts............................11
Options on Futures Contracts.......................11
Limitations on Futures Contracts and
  Options on Futures Contracts.....................12
Risks of Transactions in Futures Contracts
  and Related Options..............................12
Interest-Rate Transactions.........................14
When-Issued and Delayed Delivery Securities
  and Forward Commitments..........................14
When, As and If Issued Securities..................14
Temporary Investments..............................15
Short-Term Debt Securities.........................15
Repurchase Agreements..............................15
Restricted Securities..............................16
Rule 144A Securities...............................16
U.S. Government Securities.........................16
Bank Obligations...................................16
Loans of Portfolio Securities......................17
Loans of Fund Securities...........................17
High Yield/High Risk Securities....................17
Sovereign Debt.....................................18
INVESTMENT RESTRICTIONS............................18
MANAGEMENT.........................................20
Officers and Trustees..............................20
Investment Adviser.................................22
Administrative Services............................23
Distribution of Fund Shares........................24
Fund Accounting....................................24
PORTFOLIO TRANSACTIONS.............................25
Investment Decisions...............................25
Brokerage and Research Services....................25
ADDITIONAL PURCHASE AND

     REDEMPTION INFORMATION........................27
Determination of NAV Per Share.....................27
Redemption In-Kind.................................27
TAXATION...........................................27
OTHER INFORMATION..................................31
Organization.......................................31
Capitalization and Voting..........................32
Performance........................................32
Principal Shareholders.............................35
Custodian..........................................35
Transfer Agent and Dividend Disbursing Agent.......36
Legal Counsel......................................36
Independent Accountant.............................36
Year 2000 Disclosure  .............................36
Registration Statement.............................36
Financial Statements...............................36
APPENDIX A........................................A-1
Description of Securities Ratings
APPENDIX B........................................B-1
Financial Statements (Audited)

INVESTMENT OBJECTIVES AND POLICIES
OF THE TRUST AND RISK CONSIDERATION

         WARRANTS AND STOCK RIGHTS. Warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance). Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         In addition, the Fund may invest to a limited degree in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time period. Currently, the Fund does not intend to invest more than 5% of its total net assets (at the time of investment) in stock rights.

         AMERICAN DEPOSITARY RECEIPTS ("ADRS"). As described in the Prospectus, the Fund may invest in American Depositary Receipts, European Depositary Receipts, and other similar instruments provide for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, the Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares or International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks and convertible debt securities ("convertible securities"). A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). Because convertible debt is convertible into stock under specified conditions, the value of convertible debt also is affected normally by changes in the value of the issuer's equity securities.

         DEBT-TO-EQUITY CONVERSIONS. The Fund may invest up to 5% of its net assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain foreign countries and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure-related areas. The terms of the programs vary from country to country but include significant restrictions on the application of proceeds received in the conversion and on the repatriation of investment profits and capital. When inviting conversion applications by holders of eligible debt, a government usually specifies the minimum discount from par value that it will accept for conversion. SCMI believes that debt-to-equity conversion programs may offer opportunities to invest in otherwise restricted equity securities that have a potential for significant capital appreciation. SCMI, therefore, may invest the Fund's assets to a limited extent in such programs under appropriate circumstances. There can be no assurance that debt-to-equity conversion programs will continue to be successful or that the Fund will be able to convert all or any of its emerging market debt portfolio into equity investments.

         BRADY BONDS. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds have been issued only recently and, therefore, do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies, and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Fund could be subject to restructuring arrangements or to requests for new credit, which could cause the Fund to suffer a loss of interest or principal on its holdings.

         ZERO-COUPON AND PAYMENT IN KIND BONDS. The Fund may at times invest in " zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

         The Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCMI will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.

         INDEXED SECURITIES. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS CONTRACTS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. The Fund may engage in foreign currency exchanges transactions to protect against uncertainty in the level of future exchange rates. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

         When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

         The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

         Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a forward contract. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Fund's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values.

         From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are then denominated ("cross hedging"). Cross hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions related and changes in the value of the currency or other asset or liability which was the subject of the hedge.

         OPTIONS AND FUTURES TRANSACTIONS. Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price. The OCC or other clearing corporation or exchange that issues listed options ensures that all transactions in such options are properly executed.

         OTC options are purchased from or sold (written) to dealers or financial institutions that have entered into direct agreements with the Fund. With OTC options, variables such as expiration date, exercise price and premium are agreed between the Fund and the transacting dealer. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities that are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

         The Fund also may write covered call options on foreign currency to protect against potential declines in its portfolio securities that are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund also may write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security that the Fund anticipates purchasing. In this case, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security that is greater than the price of the premium received. The Fund also may write options to close out long put option positions.

         Markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the SCMI, the market for them has developed sufficiently to ensure that their risks are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar, with the result that the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and, thus, may not reflect relatively smaller transactions (I.E., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

         COVERED CALL WRITING. The Fund may write covered call options. Generally, a call option is "covered" if the Fund owns or has the right to acquire without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option. In the case of call options on U.S. Treasury Bills, however, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the
call  or  greater  than  the   exercise   price  of
the call written if the mark-to-market difference is maintained by the Fund in cash, U.S. government or other high-grade debt obligations, or other high-quality liquid securities, held by the Fund in a segregated account maintained with its custodian.

         The Fund receives a premium from the purchaser in return for a call it has written. Receipt of such premiums may enable the Fund to earn a higher level of current income than it would earn from only holding the underlying securities (currencies). Moreover, the premium received offsets a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency ameliorates any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received fluctuates with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have received had such calls not been written.

         With respect to listed options and certain OTC options, during the option period the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation terminates upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund is unable to effect a closing purchase transaction.

         Closing  purchase  transactions  are  ordinarily  effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

         If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

         Options written by the Fund normally have expiration dates of up to eighteen months from the date written. The exercised price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         COVERED PUT WRITING. As a writer of a covered put option, the Fund would incur an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the

Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if at all times the Fund maintains with its custodian (in a segregated account) cash, U.S. government or other high-grade obligations, or other high-quality liquid securities, in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. government or other high-grade debt obligations, or other high-quality liquid securities, that the Fund holds in a segregated account maintained at its custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

         The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when SCMI wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price (in which case it will write the covered put at an exercise price reflecting the lower purchase price sought); and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

         PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options. The Fund may purchase a call option in order to close out a covered call position, see "Covered Call Writing", to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution that purchased the call written by the Fund.

         The Fund may purchase put options on securities (currencies) that it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater then the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

         RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price if the market price of the underlying security (or the value of its denominated currency) increases, but the writer has retained the risk of loss if the price of the underlying security (or the value of its denominated currency) declines. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

         Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash, U.S. government or other high-grade short-term obligations, or other high-quality liquid securities, as security for the put option for other investment purposes until the exercise or expiration of the option.

         The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, since such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option that does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

         Among the possible reasons for the absence of a liquid secondary market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (4) interruption of the normal operations on an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist.

         In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions will be entered into by the Fund only with brokers or financial institutions deemed creditworthy by SCMI.

         Exchanges have established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. If the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the

Portfolio's intention to operate in such a manner as to permit a fund invested in the Portfolio to qualify as such, see "Taxation".

         FUTURES CONTRACTS. The Fund may purchase and sell interest-rate, currency, and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills, and/or any foreign government fixed-income security ("interest-rate futures contracts"), on various currencies ("currency futures contracts"), and on such indices of U.S. and foreign securities as may exist or come into being ("index futures contracts").

         The Fund may purchase or sell interest-rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If SCMI anticipates that interest rates may rise and, concomitantly, that the price of certain of its portfolio securities fall, the Fund may sell an interest-rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest-rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

         The Fund may purchase or sell currency futures contracts on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Fund may enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency exchange contracts; namely, to secure the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

         The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If SCMI anticipates that the prices of securities the Fund holds may fall, the Fund may sell an index futures contract. Conversely, if SCMI wishes to hedge the portfolio against anticipated price rises in those securities that the Fund intends to purchase, the Fund may purchase an index futures contract.

         In addition to the above, interest-rate, currency and index futures contracts will be bought or sold in order to close out short or long positions maintained by the Fund in corresponding futures contracts.

         Although most interest-rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

         INTEREST-RATE FUTURES CONTRACTS. When the Fund enters into an interest-rate futures contract, it is initially required to deposit with its custodian (in a segregated account in the name of the broker performing the transaction) an "initial margin" of cash, U.S. government or other high-grade short-term obligations, or other high-quality liquid securities, equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

         Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of money by a brokers' client but is, rather, a good faith deposit on the futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily, and the Fund may be required to make subsequent deposits with its futures contract clearing broker of cash or U.S. government securities (called "variation margin") that are reflective of price fluctuations in the futures contract.

         CURRENCY FUTURES CONTRACTS. Generally, foreign currency futures contracts provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. SCMI assesses such factors as cost spreads, liquidity and transaction costs in determining whether to use futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

         Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply generally to the buying and selling of futures contracts. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indices do not require the physical delivery of securities but provide for a final cash settlement on the expiration date that reflects accumulated profits and losses credited or debited to each party's account.

         The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest-rate futures contracts. In addition, due to current industry practice, daily variations in gain and loss on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash may be required to be paid by or released to the Fund, and it realizes a loss or gain.

         OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the position in the futures contract by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         The Fund may purchase and write options on futures contracts for purposes identical to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, SCMI wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, the Fund might write a call option on an interest-rate futures contract, the underlying security of which correlates with the portion of the portfolio that SCMI seeks to hedge. Any premiums received in the writing of options on futures contracts may provide a further hedge against losses resulting from price declines in portions of the Fund's investment portfolio.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in SCMI's opinion, the market for such options has developed sufficiently that the risks in connection with them are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

         LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gain and unrealized loss on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call
(put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets that may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission under which each Portfolio is excluded from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

         The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) it holds. However, it is possible that the futures market may advance and the value of the Fund's securities (or the currency in which they are denominated) may decline. If this occurs, the Fund will lose money on the futures contract and also experience a decline in value of its portfolio securities. While this might occur for only a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

         If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated) and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

         If the Fund has sold a call option on a futures contract, it will cover this position by holding (in a segregated account maintained by its custodian) cash, U.S. government securities or other high-grade debt obligations, or other high-quality liquid securities, equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

         In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. government or other high-grade debt obligations, or other high-quality liquid securities, equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained by the Fund's custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

         Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures contract positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest-rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures contract positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

         Futures contracts and options thereon that are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges, and brokerage commissions, clearing costs and other transaction costs may be higher. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may cause delays in the settlement of the Fund's foreign exchange transactions.

         In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by SCMI.

         While the futures contracts and options transactions in which the Fund engages for the purpose of hedging its portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest-rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and are expected to diminish as the contract approaches maturity.

         There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts choose to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market can be anticipated with the resulting speculation causing temporary price distortions. Due to the possibility of price distortions in the futures contracts market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest-rate trends may still not result in a successful hedging transaction.

         There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel the Fund to close, or prevent it from closing, out a contract, which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

         The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to operate in such a manner as to permit a fund invested in the Fund to qualify as such, see "Taxation".

         INTEREST-RATE TRANSACTIONS. In order to attempt to protect the value of its portfolio from interest-rate fluctuations and to adjust the interest-rate sensitivity of its portfolio, each Portfolio may enter into interest-rate swaps and other interest-rate transactions, such as interest-rate caps, floors, and collars. Interest-rate swaps involve the exchange by the Fund with another party of different types of interest-rate streams (E.G., an exchange of floating-rate payments for fixed-rate payments with respect to a notional amount of principal). The purchase of an interest-rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined rate of interest rates or values. The Portfolios intend to use these interest-rate transactions as a hedge and not as a speculative investment. The Fund's ability to engage in certain interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If SCMI were incorrect in its forecasts of market values, interest rates, or other applicable factors, the Fund's investment performance would be less favorable than it would have been if this investment technique were not used.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

         WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit to the percentage of the Fund's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

         TEMPORARY INVESTMENTS. As described in the Prospectus, the Fund may hold and/or invest its assets without limitation in cash and/or Temporary
Investments (as defined below) for cash management purposes, pending initial investment in accordance with the Fund's investment objective and policies. In addition, the Fund may hold these investments for temporary defensive purposes. The Fund may assume a temporary defensive posture when, owing to political, market or other factors broadly affecting markets in one or more Asian Countries, SCMI determines either that opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. The Fund may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. government securities, certificates of deposit, and bankers' acceptances of U.S. or foreign banks. The Fund also may hold cash and time deposits denominated in any major foreign currency in foreign banks. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

         Temporary Investments are high quality debt securities (rated "AA" or above by Standard & Poor's Corporation ("S&P") or "Aa" or above by Moody's Investors Services, Inc. ("Moody's") or with an equivalent rating by other nationally recognized securities rating organizations) denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not more than five years to maturity) obligations issued or guaranteed by: (a) the U.S. Government, its
agencies   instrumentalities,   or  government-sponsored   enterprises;  or  (b)
international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) U.S. finance company obligations, corporate commercial paper and other short-term commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any U.S. broker-dealer or any foreign bank that has been determined by the investment adviser to be creditworthy.

         SHORT-TERM DEBT SECURITIES. For cash management, pending investment or other temporary purposes, the Fund may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities that, if not rated, are issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the rating "A-1" is the highest commercial paper rating assigned by S&P. The Fund also may invest in variable rate master demand notes, which are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payer of such notes. Generally both parties have the right to vary the amount of the outstanding indebtedness on the notes.

         REPURCHASE AGREEMENTS. The Fund may invest in securities subject to repurchase agreements that mature or may be terminated by notice in seven days or less with banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI monitors the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. If a seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of banks and dealers with which the Fund enters into repurchase agreements.

         RESTRICTED SECURITIES. "Liquidity" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities". In connection with the Fund's original purchase of restricted securities, SCMI may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

         If SCMI determines that a "restricted security" is liquid pursuant to guidelines adopted by Board of Trustees of Schroder Capital Funds (the "Schroder Core Board"), the security is not deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular restricted security, that security may become illiquid, which could affect the Fund's liquidity.

         RULE 144A SECURITIES. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be deemed to be liquid, though there is no assurance that a liquid market for any particular Rule 144A security will develop or be maintained. SCMI will make liquidity determinations subject to guidelines approved by the Schroder Core Board. If any Rule 144A security previously determined to be liquid is later determined to be illiquid, such security will be subject to the Fund's 15% limitation on illiquid securities.

         U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued or guaranteed by the U.S. Government (or its agencies, instrumentalities or government-sponsored enterprises). Agencies, instrumentalities and government-sponsored enterprises that have been established or sponsored by the U.S. Government and issue or guarantee debt securities include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies, instrumentalities or government-sponsored enterprises referred to above are backed by the full faith and credit of the U.S. Government. There can be no assurance that the U.S. Government will provide financial support to these obligations where it is not obligated to do so.

         BANK OBLIGATIONS. The Fund may invest in obligations of U.S. and foreign banks (including certificates of deposit and bankers' acceptances) whose total assets at the time of purchase exceed $1 billion. The Fund also may hold cash and time deposits denominated in any major currency in foreign banks. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite time period; however, it cannot be traded in the secondary markets.

         LOANS OF FUND SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must:
(1) on each business day, at least equal the market value of the loaned securities; and (2) consist of cash, bank letters of credit, U.S. government securities, other cash equivalents or liquid securities in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Fund pays in arranging the loan). The Fund may share the interest it receives on the collateral securities with the borrower if it realizes at least a minimum amount of interest required by the lending guidelines established by the Schroder Core Board. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or SCMI. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

         The market value of portfolio securities purchased with cash collateral may decline. Loans of securities by the Fund are subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

         HIGH YIELD/HIGH RISK SECURITIES. High yield/high risk securities' market values are affected more by individual issuer developments and are more sensitive to adverse economic changes than are higher-rated securities. Issuers of high yield/high risk securities may be highly leveraged and may not have more traditional methods of financing available to them. During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially highly leveraged ones, may be less able to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Fund may incur additional expenses if it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

         Periods of economic uncertainty and change are likely to cause increased volatility in the market prices of high yield/high risk securities and, correspondingly, in the Fund's net asset value if it invests in such securities. Market prices of such securities structured as zero coupon or pay-in-kind securities are more affected by interest-rate changes and, thus, tend to be more volatile than securities that pay interest periodically and in cash.

         High yield/high risk securities may have call or redemption features that would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace called securities with lower yielding securities, thus decreasing the Fund's net investment income and dividends to shareholders.

         While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines. The Fund may, therefore, have difficulty disposing of particular issues to meet its liquidity needs or in response to a specific economic event (such as a deterioration in the creditworthiness of the issuer). Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations (for purposes of valuing the Fund's investment portfolio): market quotations generally are available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, high yield/high risk securities may have to be valued at fair value as determined by the Schroder Core Board or SCMI under Board-approved guidelines.

         Adverse publicity and investor perceptions (which may not be based on fundamental analysis) may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's, and thus the Fund's, net asset value.

         SOVEREIGN DEBT. Investment in sovereign debt carries high risk. Certain foreign countries are large debtors to commercial banks and foreign governments. At times, certain foreign countries have declared moratoria on the payment of principal and/or interest on outstanding debt. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest when it is due may be affected by many factors, such as its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, and political restraints. The Fund, as a holder of sovereign debt, may be asked to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

         The sovereign debt instruments in which the Fund may invest involve great risk, are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Fund will not invest in sovereign debt that is in default.

INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental policies of the Fund and cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Except as noted, these restrictions also are fundamental investment restrictions of each Portfolio and cannot be changed without the vote of a "majority" of its outstanding interests. Under the 1940 Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present; or (2) more than 50% of the outstanding shares. Under these additional restrictions, the Fund will not:

FUNDAMENTAL RESTRICTIONS

1.        INDUSTRY CONCENTRATION

                  purchase any securities which would cause 25% or more of the value of its total assets, taken at market value at the time of such purchase, to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, a foreign government is deemed to be an "industry."

2.       BORROWING AND SENIOR SECURITIES

                  borrow money except that the Fund may borrow from banks up to 33 1/3% of its total assets (including the amount borrowed ) for temporary or emergency purposes or to meet redemption requests. The Fund may not issue any class of securities which is senior to the Fund's shares of beneficial interest; provided, however, that none of the following shall be deemed to create senior securities: (1) any borrowing permitted by this restriction or any pledge or encumbrance to secure such borrowing; (2) any collateral arrangements with respect to options, futures contracts, options on future contracts or other financial instruments; or (3) any purchase, sale or other permitted transaction in options, forward contracts, futures contracts, options on future contracts or other financial instruments. (The following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.)

3.       REAL ESTATE

                  purchase or sell real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein )

4.       LENDING

                  make loans to other parties, except that the Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities.

5.       COMMODITIES

                  purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may purchase or sell financial futures conracts and related options, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swaps or other financial transactions.

6.       UNDERWRITING

                  underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter.

7.       EXERCISING CONTROL OF ISSUERS

                  invest  for  the  purpose  of  exercising   control  over  the
                  management of any company.

8.       SHORT SALES AND PURCHASING ON MARGIN

                  make short sales of securities or maintain a short position;or purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions and for hedging purposes and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices, and currency transactions) and other financial transactions.

         Notwithstanding any other investment policy or restriction to the contrary, the Fund may seek to achieve its investment objective by investing some or all of its assets in the securities of one or more investment companies to the extent permitted by the 1940 Act or an applicable exemptive order under such Act; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own. (The foregoing investment policy is fundamental.)


NONFUNDAMENTAL LIMITATIONS

         The  Fund  and  the   Portfolios   have  each  adopted  the   following
nonfundamental  investment  limitations.   Non-fundamental  limitations  may  be
changed by the Trustees without shareholder approval.



1.       NON -DIVERSIFICATION


                  Under these additional restrictions, the Fund may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. Government securities and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers.

2.       LIQUIDITY

                  The Fund may not  invest  more than 15% of its net  assets in:
                  (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.       LENDING

                  The Fund may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Fund's total assets.

MANAGEMENT

         OFFICERS AND TRUSTEES. The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Except as noted, each of these individuals currently serves in the same capacity for Schroder Capital Funds, Schroder Capital Funds II, Schroder Capital Funds (Delaware) and Schroder Series Trust II, other registered investment companies in the Schroder family of funds.

I. PETER SEDGWICK*,62, 33 Gutter Lane, London, England - Chairman and Trustee of the Trust; Group Managing Director, Schroders plc; Chairman and Director, SCMI and Schroder Capital Management International Ltd.; Chief Executive and Director, Schroder Investment Management Ltd.; Director, various offshore funds for which a member of the Schroder group of companies serves as manager.

DAVID M.  SALISBURY*,  46, 33 Gutter Lane,  London,  England - Vice Chairman and
Trustee  of  the  Trust;   Chairman,   SCMI  and  Schroder  Capital   Management
International Ltd.; Director, Schroders plc.

PETER E. GUERNSEY, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, 80, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

WILLIAM L. MEANS, 59. c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Chief Investment Officer, Alaska Permanent Fund Corporation, 1983-1994. Investment Officer, State of Alaska, Department of Revenue, 1973-83.

LOUISE CROSET,* 42, 33 Gutter Lane, London, England - Trustee and President of the Trust; First Vice President and Director of SCMI since 1993. Vice President, Wellington Management, from 1987 to 1993.

MARK J. SMITH, 35, 33 Gutter Lane, London, England - Vice President of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

HEATHER F. CRIGHTON, 31, 33 Gutter Lane, London, England - Vice President of the Trust; Vice President of SCMI and Schroder Capital management International Ltd. since 1994; prior thereto, Fund Manager with SCMI since 1993 and Fund Manager with Mercantile and General Reinsurance Co., London, 1988-1992.

DONALD H.M. FARQUHARSON, 34, 33 Gutter Lane, London, England - Vice President of the Trust; First Vice President and Assistant Director of SCMI since 1996; prior thereto Vice President since 1995 and Fund Manager of SCMI since 1988.

FERGAL CASSIDY, 28, 787 Seventh Avenue, 34th Floor, New York, New York - Treasurer and Chief Financial Officer of the Trust; Acting Controller and Assistant Vice President of SCM and SCMI since September 1997; Assistant Vice President of SCM and SCMI from April 1997 to September 1997; Associate, SCMI, from August 1995 to March 1997; and prior thereto Senior Accountant of Concurrency Mgt., Greenwich, Connecticut from November 1994 to August 1995, and Senior Accountant, Schroder Properties, London, September 1990 to November 1993.

MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, 34th Floor, New York, New York - Secretary of the Trust; Secretary of SCM since 1995; Senior Vice President (since April 1997) and General Counsel of Schroders U.S. Holdings Inc. since 1987.

CATHERINE A. MAZZA, 37, 787 Seventh Avenue, 34th Floor, New York, New York - Vice President and Assistant Secretary of the Trust; President and Director of Schroder Advisors since 1997 and 1998, respectively; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

ALEXANDRA  POE,  37,  787  Seventh  Avenue,  34th  Floor,  New York,  New York -
Assistant Secretary of the Trust; First Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since 1994; prior thereto counsel to and Vice President of Citibank, N.A. since 1989.

THOMAS G. SHEEHAN, 42, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Counsel and Relationship Manager-of Forum, the Trust's subadministrator; Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

*    Interested Trustee of the Trust within the meaning of the 1940 Act.

     Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders U.S. Holdings Inc., which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc. Schroder Capital Management Inc. ("SCM") is also a wholly owned subsidiary of Schroders U.S. Holdings Inc..

         Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation directly from the Trust or Fund. The Trust's independent Trustees of the Trust receive an annual fee of $7,500 and a fee of $500 for each meeting of the Trust Board attended by them. The Fund has no bonus, profit sharing, pension or retirement plans.

         The following table provides the fees paid to each of the Trust's independent Trustees by Schroder Asian Growth Fund, Inc. (the predecessor closed-end fund) and the other funds in the Schroder family of funds for the fiscal year ended October 31, 1997 (the most recent fiscal year of the predecessor fund and many of the other funds in the Schroder family).

                                                          Pension or                                   Total
                                                          Retirement                             Compensation From
                                      Aggregate        Benefits Accrued      Estimated Annual      Trust And Fund
                                  Compensation From    As Part of Trust       Benefits Upon       Complex Paid To
Name of Trustee                     TrustSchroder          Expenses             Retirement            Trustees
                                 Asian Growth Fund,
                                        Inc.
-------------------------------- -------------------- -------------------- --------------------- -------------------

Mr. Guernsey                           $10,625                $0                    $0                $21,875
Mr. Howell                             $10,625                $0                    $0                $21,875
Mr. Means                              $10,625                $0                    $0                $10,625


     As of June 30, 1998, the Officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Trust's outstanding shares.

INVESTMENT ADVISER

         SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to each Portfolio under an investment advisory agreement between Schroder Core and SCMI (the "Core Advisory Agreement"). SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $175 billion as of December 31, 1997.

         Under the Core Advisory Agreement, SCMI is responsible for managing the investment program for each Portfolio. In this regard, it is SCMI's responsibility to make decisions relating to the Portfolios' investments and to place purchase and sale orders regarding such investments with brokers or dealers it selects. SCMI also furnishes Schroder Core and the Trust Board, which has overall responsibility for the business and affairs of the Trust, with periodic reports on the investment performance of the Portfolios and Fund.

         The  Core  Advisory   Agreement   continues  in  effect  provided  such
continuance is approved annually: (1) by the holders of a majority of the outstanding voting securities of the Fund or by Schroder

Core Board; and (2) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Core Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and it terminates automatically if assigned. The Core Advisory Agreement also provides that, with respect to the Portfolios, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the Agreement

         SCMI also serves as investment adviser to the Fund under an investment advisory and asset allocation agreement with the Trust (the "Fund Advisory Agreement"). Under the Fund Advisory Agreement, SCMI is entitled to receive an investment advisory fee for asset allocation services of 0.20% of the Fund's average daily net assets, on an annual basis, with respect to assets invested in the Fund (or another registered investment company). The Fund Advisory Agreement, however, provides that with respect to assets invested in a Portfolio, SCMI is not entitled to receive an investment advisory fee from the Fund for investment management services. The Fund's investment may be withdrawn from a Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. In that event, under the Fund Advisory Agreement, SCMI would be entitled to receive a monthly fee at an annual rate of 0.90% of the Fund's average daily net assets, on assets managed directly at the Fund level. The Fund Advisory Agreement between the Trust and SCMI is the same in all material respects as the Portfolios' Core Advisory Agreement (except as to the parties and the circumstances under which fees will be paid).

ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an Administration Agreement with Schroder Advisors, under which Schroder Advisors provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services Schroder Advisors is entitled to receive from the Fund a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets. The Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Schroder Advisors or by Schroder Advisors upon 60 days' written notice to the Trust.

         The Trust has entered into a Subadministration Agreement with Forum. Under its Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administration Agreement, including shareholder reporting and regulatory compliance. For providing its services, Forum is entitled to receive a monthly fee from the Fund at the annual rate of 0.05% of the average daily net assets. The Subadministration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund.

         Schroder Advisors and Forum provide similar services to the Portfolios pursuant to administration and subadministration agreements between Schroder Core and each of these entities, for which Schroder Advisors and Forum are each compensated at the annual rate of 0.05% of the Fund's average daily net assets. The administration and subadministration agreements are the same in all material respects as the Fund's respective agreements (except as to the parties and the fees payable thereunder).

         The fees paid by the Fund and Portfolios to SCMI and Schroder Advisors may equal up to 1.00% of the Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Fund.

DISTRIBUTION OF FUND SHARES

         Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of Fund shares under a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders U.S. Holdings Inc., the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

         Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

FUND ACCOUNTING

         Forum Accounting Services, LLC ("Forum Accounting"), an affiliate of Forum, performs fund accounting services for the Fund pursuant to an agreement with the Trust. The Accounting Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board upon 60 days' written notice to Forum Accounting or by Forum Accounting upon 60 days' written notice to the Trust.

         Under its agreement, Forum Accounting prepares and maintains the books and records of the Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the SEC. For its services to the Fund, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. Forum Accounting is entitled to an additional $24,000 per year with respect to global and international funds.

         Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless Forum Accounting and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

         Investment decisions for the Fund or the Portfolios and for SCMI's other investment advisory clients are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner that, in SCMI's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Each Portfolio's portfolio transaction costs are borne prorata by its investors, including the Fund.

BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for the Fund are placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. However, SCMI seeks to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         The Fund and Core Advisory Agreements authorize and direct SCMI to place orders for the purchase and sale of the Fund's or a Portfolio's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain the most favorable price and execution available. The Fund or a Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it deems relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions).

         Historically, investment advisers, including advisers of investment companies and other institutional investors, have received research services from broker-dealers that execute portfolio transactions for the advisers' clients. Consistent with this practice, SCMI may receive research services from broker-dealers with which it places portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund or a Portfolio), although not all of these services are necessarily useful and of value in managing the

Fund or a Portfolio. The investment advisory fee paid by the Fund or a Portfolio is not reduced because SCMI and its affiliates receive such services.

         As permitted by Section 28(e) of the 1934 Act, SCMI may cause the Fund or a Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the 1934 Act) an amount of disclosed commission for effecting a securities transaction in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, although it does not do so currently SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by the Fund or a Portfolio toward payment of Fund or Portfolio expenses, such as custodian fees.

         Subject to the general policies of the Fund or a Portfolio regarding allocation of portfolio brokerage as set forth above, the Core Board has authorized SCMI to employ: (1) Schroder & Co. Inc. ("Schroder Inc.") an affiliate of SCMI, to effect securities transactions of the Fund or a Portfolio on the New York Stock Exchange only; and (2) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of the Fund or a Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

         Payment of brokerage commissions to Schroder Inc. or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Fund's and Portfolios' policy that commissions paid to Schroder Inc. or Schroder Securities will, in SCMI's opinion, be: (1) at least as favorable as commissions contemporaneously charged by Schroder Inc. or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board and Core Board, including a majority of the respective non-interested Trustees, have each adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that commissions paid to Schroder Inc. or Schroder Securities by the Fund or a Portfolio satisfy the foregoing standards. Such procedures are reviewed periodically by the applicable Board, including a majority of the non-interested Trustees. Each Board also reviews all transactions at least quarterly for compliance with such procedures.

         It is further a policy of the Fund and Portfolios that all such transactions effected by Schroder Inc. on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Inc. actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Inc. will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

         Schroder Inc. pays a portion of the brokerage commissions it receives from the Fund or a Portfolio to the brokers executing the transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), Schroder Core has entered into an agreement with Schroder Inc. permitting it to retain a portion of the brokerage commissions paid to it by the Fund or a Portfolio. Each Board, including a majority of the non-interested Trustees, have approved this agreement.

         Neither the Fund nor a Portfolio has any understanding or arrangement to direct any specific portion of its brokerage to Schroder Inc. or Schroder
Securities, and neither will direct brokerage to Schroder Inc. or Schroder Securities in recognition of research services.

         From time to time, the Fund or a Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NAV PER SHARE

         The NAV per share of the Fund is determined as of the close of trading on the New York Stock Exchange each day that the Exchange is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Core Board has established procedures for the valuation of the Portfolio's securities: (1) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the last sale price on the preceding trading day or at closing mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Fund's investment adviser); (2) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (3) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Core Board's procedures; (4) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (5) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

         When an option is written, an amount equal to the premium received is recorded in the books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

REDEMPTIONS IN-KIND

         In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of its investment portfolio.

TAXATION

         Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other series established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (1) each such series must meet separately the income and distribution requirements for qualification as a regulated investment company; and (2) the amounts of investment income and capital gain earned are determined on a series-by-series (rather than on a Trust-wide) basis.

         The Predecessor Fund qualified in its last fiscal year as a regulated investment company under Subchapter M of the Code. The Fund intends to qualify as a regulated investment company under

Subchapter M of the Code each year so long as such qualification is in the best interests of its shareholders. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

         Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year; (2) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year; and (3) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations. However, if the Fund acquires at least 10% of the stock of a foreign corporation that has U.S. source income, a portion of the Fund's ordinary income dividends attributable to such income may be eligible for such deduction, if certain requirements are met.

         Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. Such distributions will qualify for the new reduced rates for capital gains on assets held for more than 18 months to the extent they represent gains on the sale of such assets. A loss realized by a shareholder on the sale of Fund shares with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distribution or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

         Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares, and generally will qualify for the new reduced rates for capital gains if the shares have been held for more than 18 months.

         Ordinary income dividends paid to Fund shareholders who are nonresident aliens are subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Dividends and interest received (and, in certain circumstances, realized capital gain) by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and ordinarily expects, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

         Pursuant to the tax convention between the U.S. and Japan ( the " Convention "), a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. Capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

         Generally, the Fund will be subject to the Japanese securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.

         Due to investment laws in certain emerging market countries, it is anticipated that the Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders.

         The Fund may make an election with respect to PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

         The Fund may write, purchase or sell options or futures contracts. Unless the Fund is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

         In general, gain from "foreign currencies" and from foreign currency options, foreign currency futures contracts and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures contracts or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

         Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gain or loss from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gain or loss will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if the Code Section 988 loss exceeds other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the loss was realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his or her Fund shares.

         The Trust is required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     U.S. federal income taxation of a shareholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income form the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

         If the income from the Fund is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Furthermore, such non-U.S. shareholders may be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

         A non-U.S. shareholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains and any gain realized upon the sale of Fund shares. If the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains amounts retained by the Fund which are designated as undistributed capital gains and grain from the sale of Fund shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided. See "backup withholding," above.

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of net investment income (which includes short-term capital gains) whether received in cash or reinvested in shares net long-term capital gains and amounts otherwise includable in income, such as amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

     Transfers of shares of the Fund by gift by a non-U.S. shareholder will generally not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at death will be includable in the shareholder's gross estate for U.S. federal income tax purposes.

     The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

     Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

                                   * * * * * *

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

OTHER INFORMATION

ORGANIZATION

         The Trust was formed as a Delaware business trust on December 5, 1997. The Trust is registered as an open-end management investment company under the 1940 Act.

         Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. Securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

         The Trust has authorized an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so may be borne by a series or a class or the Trust in accordance with the Trust
Instrument. The Trust currently consists of one series. The Fund offers one class of shares, Class A Shares.

         When issued for the consideration described in the Prospectus or under the dividend reinvestment plan, shares are fully paid, nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

         The Trust does not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters are not submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each Trustee serves until death, resignation or removal. Vacancies are filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years is performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate.

         In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee at any meeting of the shareholders.



PERFORMANCE INFORMATION


         Total return data relating to Class A Shares of the Fund may from time to time be included in advertisements about the Fund. The Fund is the successor to Schroder Asian Growth Fund, Inc., a closed-end management investment company ("SAGF"), which commenced operations on December 23, 1993. Total return data relating to the Fund includes data relating to SAGF for periods prior to the commencement of the Fund's operations.

         When the Fund's average annual total return is advertised with respect to its Class A Shares, it will be calculated over periods of one, five, and 10 years (including, in each case, the period from the commencement of operations), or for the period since the commencement of operations, if shorter. Total return is determined by calculating the actual dollar amount of investment return on a $1,000 investment in Class A Shares of the Fund (or in shares of SAGF, as the case may be), made at the beginning of the period, reflecting in each case deduction of the maximum sales charge applicable to Class A Shares of the Fund, and then calculating the annual compounded rate of return which would produce that amount. Total return of Class A Shares for a period of one year or less is equal to the actual return on those shares (reflecting deduction of the maximum sales charge) during that period. Total return calculations assume that all dividends and distributions are reinvested at net asset value when paid.

     The Fund may also present non-standardized total return, which may include total return presented for other periods, total return that does not give effect to any sales charge, and total return that does not reflect the deduction of other fees or expenses charged to the Fund. Any quotation of total return not reflecting such sales charges or other fees or expenses would be reduced if such sales charges, fees, or expenses were reflected.

         The table below shows the total return of the Fund (including total return data relating to SAGF) for the one-year period ended June 30, 1998 and the average annual total return of the Fund (including total return data relating to SAGF) for the period from its inception on December 23, 1993 through June 30, 1998. (The Fund commenced operations as an open-end fund on March 20, 1998.)

          o The investment performance of any investment company will be affected by a number of factors, including, among other things, its investment objective and policies, fees, expenses, and applicable sales charges, the size of the fund, cash flows into and out of the fund, and market conditions. Although the investment objective and policies of SAGF were substantially the same as those of the Fund, there can be no assurance that the investment performance of SAGF is indicative of the investment performance the Fund will achieve, and differences among the factors outlined above and other factors will affect the performance of the Fund relative to the historical performance of SAGF.

          o As an open-end investment company, the Fund must invest most of its assets in liquid securities in order to meet possible shareholder redemption requests. SCMI's investment decisions for the Fund may be affected at times by the cash flows, or anticipated cash flows, into or out of the Fund. As a closed-end company, SAGF was not subject to these factors.

          o The performance information shown reflects the deduction at the beginning of each period of an initial sales load of 5.25%, the maximum sales load applicable to the Fund, and does not reflect the underwriting discount applicable to the initial offering of shares by SAGF.

          o The operating expenses incurred by SAGF for the period prior to its reorganization into the Fund were less than those the Fund expects to incur during its current fiscal year. For example, total fund operating expenses of SAGF for its fiscal year ended October 31, 1997 were 1.78%; the Fund's total fund operating expenses for the current fiscal year will 1.95% (or, in the absence of applicable fee waivers, are currently expected to be 2.49%). The performance information of SAGF has not been restated to reflect differences in the operating expenses incurred by it and those expected to be incurred by the Fund. If SAGF had incurred operating expenses at the same rate as the Fund is expected to incur expenses during the current fiscal year, its total return would have been lower than that shown above.

         All performance data is based on past investment results and does not predict future performance. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

                       INVESTMENT PERFORMANCE OF THE FUND
(INCLUDING SCHRODER ASIAN GROWTH FUND, INC. FOR PERIODS PRIOR TO MARCH 20, 1998)


Average annual total return for the periods ended June 30, 1998*



------------------------------------ ---------------- ---------------------

                                     Standardized     Non-Standardized
                                     Total Return**   Total Return+
------------------------------------ ---------------- ---------------------
1 Month                                    - -              -6.78%
------------------------------------ ---------------- ---------------------
3 Months                                   - -             -22.53%
------------------------------------ ---------------- ---------------------
Year to Date                               - -             -47.87%
------------------------------------ ---------------- ---------------------
1 Year                                    -55.39%          -52.93%
------------------------------------ ---------------- ---------------------
Since Inception (12/22/93)                -16.02%          -15.00%
------------------------------------ ---------------- ---------------------


*  Performance for less than one year is not annualized.
** Reflects  deduction of an initial sales load of 5.25% at the beginning of the period
+  Calculated without assuming payment of the sales load.

         While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

CALCULATION OF PERFORMANCE

         Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P =  a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return
                  n =  number of years
                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

         Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:

       P(1+U)n = ERV

       Where
                  P = a  hypothetical  initial  payment of  $1,000.
                  U = average  annual  total  return assuming non payment of the maximum sales load at the beginning of the stated period and/or other fees or expenses paid by the Fund.
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period

         In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

OTHER ADVERTISEMENT MATTERS

         In performance advertising, the Fund may refer to performance data and ratings or rankings published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized market indices and other benchmarks. The Fund may refer to general market performance data over past time periods published by independent sources. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

          The Fund may also include various information in its advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals; (3) information (including charts and illustrations) showing the effects of compounding interest and other distributions; (4) information relating to inflation and its effects on the dollar; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Investment Adviser; (7) summaries of the views of the portfolio managers with respect to portfolio strategy and/or the financial markets; (8) the results of a hypothetical investment in a fund over a given number of years, including the amount that the investment would be at the end of the period; (9) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (10) the net asset value, net assets or number of shareholders of a Fund as of one or more dates. In connection, or in conjunction, with its advertisements, the Fund may provide other information about the experience, policies or business practices of the Fund or any of its service providers.


PRINCIPAL SHAREHOLDERS

As of July 15, 1998, the following shareholders owned of record 5% or more of the Fund's outstanding shares:

          Shareholder                                       Percent of Fund Held

          Merrill Lynch Pierce Fenner & Smith               33.94%
          101 Hudson Street
          Jersey City, NJ  07302

          Charles Schwab & Co., Inc.                        6.73%
          101 Montgomery Street
          San Francisco, CA  94104-4122

          Paine Webber Incorporated                         5.46%
          1000 Harbor Blvd.
          Weehawken, NJ  07087-6790

          Prudential Securities. Inc.                       5.44%
          Special Custody Account for the
          Exclusive Benefit of Customers
          Attn: Book Entry Fl 8
          One New York Plaza
          New York, NY  10004-1901

          Smith Barney Inc.                                 5.41%
          333 West 34 Street, 7th Fl.
          New York, NY  10001-2483


CUSTODIAN

         The Chase Manhattan Bank, through its Global Custody Division located in London, England, acts as custodian of the Fund's and the Portfolios' assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund or the Portfolios. Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made currently by the Core Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        BFDS, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

INDEPENDENT ACCOUNTANT

     PricewaterhouseCoopers L.L.P. serves as independent accountants for the Trust. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. SEC filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

YEAR 2000 DISCLOSURE

        The Fund receives services from the investment advisor, administrators, distributor, transfer agent and custodian which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the year 2000 from the year 1900. Schroder Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The fiscal year end of the Fund is October 31. Financial statements for the Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.


     The unaudited financial statements for the period ended April 30, 1998, including Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Portfolio of Investments are included in the Fund's Semi-Annual Report delivered along with this SAI and are incorporated herein by reference.

     The audited financial statements of Schroder Asian Growth Fund, Inc. for the fiscal year ended October 31, 1997, are included in that fund's Annual Report to Shareholders and are set forth herein as Appendix B.

                                   APPENDIX A
                                   ----------


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B
                                   ----------
                         Unaudited Financial Statements

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
- ------------------------------------------------------------

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1997

                               COUNTRY WEIGHTINGS

COUNTRY                                                       % OF NET ASSETS
- ------------------------------------------------------------------------------
Hong Kong                                                              27.3%
Japan                                                                  18.7%
Singapore                                                               9.7%
Malaysia                                                                8.0%
India                                                                   7.4%
Korea                                                                   3.8%
Philippines                                                             3.5%
Indonesia                                                               3.0%
China                                                                   1.8%
Thailand                                                                1.6%
Cash                                                                   15.2%
 ------------------------------------------------------------------------------
Total                                                                 100.0%

                             INVESTMENT BY INDUSTRY

INDUSTRY                                                       % OF NET ASSETS
- ------------------------------------------------------------------------------
Real Estate                                                            20.3%
Capital Equipment                                                      17.6%
Services                                                               14.9%
Energy                                                                  8.5%
Finance                                                                 7.2%
Multi-Industry                                                          6.8%
Materials                                                               4.7%
Consumer Goods                                                          3.2%
Insurance                                                               1.6%
Cash                                                                   15.2%
- ------------------------------------------------------------------------------
Total                                                                 100.0%

                                TOP TEN HOLDINGS

SECURITY                                                                       % OF NET ASSETS
- ----------------------------------------------------------------------------------------------
Citic Pacific Ltd. (HK)                                                                 4.4%
Hutchison Whampoa (HK)                                                                  3.7%
Cheung Kong Holdings Ltd. (HK)                                                          2.8%
Sun Hung Kai Properties Ltd. (HK)                                                       2.5%
Swire Pacific Ltd. 'A' (HK)                                                             2.4%
China Resources Enterprise Ltd. (HK)                                                    2.4%
Singapore Press Holdings Ltd. (SGD)                                                     2.3%
Cheung Kong Infrastucture Holdings (HK)                                                 2.3%
New World Infrastucture Ltd. (HK)                                                       2.0%
Hong Kong & China Gas Company Ltd. (HK)                                                 1.9%
--------------------------------------------------------------------------------
Total                                                                                  26.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
 ------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

           COMMON STOCKS - 84.8%
           CHINA - 1.8%
   SHARES                                     VALUE US$
- ---------                                  ------------
  121,000  UTILITIES ELECTRICAL & GAS - 1.8%
           Huaneng Power International,
             Ltd. (a)*
             (Cost $2,050,520)
           HONG KONG - 27.3%
                                              2,662,000
                                           ------------
1,331,000  BUILDING & CONSTRUCTION - 2.3%
           Cheung Kong Infrastructure
             Holdings
                                              3,443,726
                                           ------------
3,160,000  CHEMICALS - 0.8%
           Chen Hsong Holdings Ltd.
                                              1,226,391
                                           ------------
1,376,000  COMMERCE/INDUSTRIAL - 6.8%
  672,000  Citic Pacific Ltd.
           Swire Pacific Ltd. 'A'
                                              6,586,287
                                              3,590,375
                                           ------------
                                             10,176,662
                                           ------------
1,486,000  ELECTRICITY & GAS - 1.8%
           Hong Kong and China Gas
             Company Ltd.
                                              2,806,675
                                           ------------
  767,250  FOODS - 0.1%
           Guangdong Brewery Holdings
             Ltd.*
                                                140,944
                                           ------------
  616,000  REAL ESTATE - 14.7%
1,290,000  Cheung Kong Holdings Ltd.
  811,000  China Resources Enterprise
   77,000    Ltd.
1,501,000  Hutchison Whampoa
  509,000  New World Development Company
  825,000    Ltd.
           New World Infrastructure Ltd.*
           Sun Hung Kai Properties Ltd.
           Wharf (Holdings) Ltd.
                                              4,283,312
                                              3,537,904
                                              5,613,001
                                                270,944
                                              3,019,476
                                              3,753,299
                                              1,686,287
                                           ------------
                                             22,164,223
                                           ------------
1,214,000  SERVICES - 0.5%
           Guangdong Investments
                                                773,474
                                           ------------
  430,000  WHOLESALE - 0.3%
           Guangnan Holdings
           TOTAL HONG KONG
           (COST $43,034,303)
           INDIA - 7.4%
                                                394,955
                                           ------------
                                             41,127,050
                                           ------------
           BANKING - 0.8%
           State Bank of India
           COMMON STOCKS
                                              1,191,460
  165,000                                  ------------
   SHARES                                     VALUE US$
- ---------                                  ------------
           INDIA (CONCLUDED)
           HOUSEHOLD GOODS - 1.6%
   69,000  Hindustan Lever Ltd.               2,435,032
                                           ------------
           LEISURE AND TOURISM - 0.0%
      125  Indian Hotels Co., Ltd.                2,019
                                           ------------
           MACHINERY & ENGINEERING - 1.2%
   72,000  Bajaj Auto Ltd.                    1,142,327
   36,000  Bajaj Auto Ltd. Bonus Shares         571,140
      227  Tata Engineering & Locomotive
             Company Ltd.                         1,992
                                           ------------
                                              1,715,459
                                           ------------
           OIL, INTEGRATED - 1.0%
  127,000  Bharat Petroleum Corporation
             Ltd.                             1,523,720
                                           ------------
           PHARMACEUTICALS - 0.0%
    1,779  Ranbaxy Laboratories Ltd.             34,701
                                           ------------
           TELECOMMUNICATIONS - 2.8%
  393,000  Mahanagar Telephone Nigam Ltd.     2,742,024
   63,000  Videsh Sanchar Nigam Ltd.          1,473,583
                                           ------------
                                              4,215,607
                                           ------------
           TOTAL INDIA
           (COST $9,361,192)                 11,117,998
                                           ------------
           INDONESIA - 3.0%
           COMMUNICATIONS - 1.0%
   46,000  P.T. Indosat                         104,109
1,430,000  P.T. Telekomunikasi Indonesia      1,334,401
                                           ------------
                                              1,438,510
                                           ------------
           FOODS - 0.5%
  774,680  P.T. Indofood Sukses Makmur          776,838
                                           ------------
           MISC. MANUFACTURING - 0.8%
  435,000  P.T. Gudang Garam                  1,235,933
                                           ------------
           RETAIL SALES - 0.4%
   82,500  P.T. Unilever Indonesia              643,454
                                           ------------
           TRANSPORTATION EQUIPMENT - 0.3%
  551,000  P.T. Astra International             410,564
                                           ------------
           TOTAL INDONESIA
           (COST $6,075,219)                  4,505,299
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
- ------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

           COMMON STOCKS
   SHARES                                     VALUE US$
- ---------                                  ------------
           JAPAN - 18.7%
           CHEMICALS - 0.1%
   38,000  Sakata Inx Corp.                     175,127
                                           ------------
           CONSTRUCTION - 1.4%
   54,000  Daiwa House Industry Co., Ltd.       521,088
   73,000  Higashi Nihon House Co.              546,544
   48,000  Kinden Corporation                   590,966
   42,000  Sanki Engineering Co.                349,389
    8,000  Tostem Corporation                   111,139
                                           ------------
                                              2,119,126
                                           ------------
           ELECTRICAL APPLIANCES - 3.9%
   27,000  Fuji Photo Film Co.                  979,286
  142,000  Hitachi Ltd.                       1,092,671
    6,000  Kyocera Corporation                  343,898
   77,000  Matsushita Electrical
             Industrial Company, Ltd.         1,293,902
   88,000  Mitsubishi Electric
             Corporation                        293,553
   16,000  Murata Manufacturing Co., Ltd.       644,206
   30,000  Omron Corporation                    514,100
    7,700  SMC Corporation                      666,168
                                           ------------
                                              5,827,784
                                           ------------
           INSURANCE - 1.6%
  181,000  Koa Fire & Marine Insurance
             Co., Ltd.                          941,061
   90,000  Sumitomo Marine & Fire
             Insurance                          600,449
  162,000  Yasuda Fire & Marine Insurance       898,877
                                           ------------
                                              2,440,387
                                           ------------
           IRON & STEEL - 0.6%
  411,000  Sumitomo Metal Industries            823,983
                                           ------------
           LAND TRANSPORTATION - 1.1%
      123  East Japan Railway Company           598,577
  317,000  Hanshin Electric Railway Co.       1,073,280
                                           ------------
                                              1,671,857
                                           ------------
           MACHINERY - 1.5%
   63,000  Amada Metrics Co. Ltd.               463,813
  106,000  Glory Ltd.                         1,737,127
                                           ------------
                                              2,200,940
                                           ------------
           MINING - 0.1%
   31,000  Nittetsu Mining Co.                  173,813
                                           ------------
           MISC. FINANCIAL - 0.7%
   40,700  Credit Saison Co., Ltd.            1,093,595
                                           ------------
           MISC. MANUFACTURING - 0.6%
   72,000  Toppan Printing Company Ltd.         904,417
                                           ------------
           COMMON STOCKS
   SHARES                                     VALUE US$
- ---------                                  ------------
           JAPAN (CONCLUDED)
           OIL - 0.3%
   72,000  Showa Shell Sekiyu                   504,916
                                           ------------
           PAPER & PULP - 0.2%
   66,000  Oji Paper Co., Ltd.                  334,914
                                           ------------
           PHARMECEUTICALS - 0.9%
   51,000  Takeda Chemical Industries         1,391,565
                                           ------------
           REAL ESTATE - 0.4%
  133,100  Airport Facilities Co., Ltd.         476,108
   17,000  T.O.C Co.                            171,117
                                           ------------
                                                647,225
                                           ------------
           RETAIL SALES - 0.4%
   12,000  Ito-Yokado Co., Ltd.                 596,955
                                           ------------
           RUBBER GOODS - 1.0%
   66,000  Bridgestone Corp.                  1,427,502
                                           ------------
           SECURITIES - 0.4%
   51,000  Nomura Securities Company Ltd.       593,961
                                           ------------
           SERVICES - 0.1%
    9,000  Chubu-Nippon Broadcasting Co.,
             Ltd.                               157,225
                                           ------------
           TEXTILES - 0.4%
   67,000  Kuraray Company Limited              601,947
                                           ------------
           TRANSPORTATION EQUIPMENT - 0.8%
   40,000  Toyota Motor Corporation           1,114,716
                                           ------------
           WHOLESALE - 2.2%
  100,000  Inaba Denkisangyo Co.              1,123,035
   15,000  Meiko Shokai Co.                     461,692
   81,000  Mitsubishi Corporation               694,035
  143,000  Mitsui & Company                   1,086,091
                                           ------------
                                              3,364,853
                                           ------------
           TOTAL JAPAN
           (COST $35,979,550)                28,166,808
                                           ------------
           KOREA - 3.8%
           BANKING - 0.5%
   86,979  Shinhan Bank                         670,463
                                           ------------
           COMMUNICATIONS - 0.4%
    1,833  SK Telecom Co. Ltd.(1)               623,755
                                           ------------
           ELECTRICAL APPLIANCES - 0.9%
   35,000  LG Electronics                       473,958
   22,784  Samsung Electronics Co.(1)           901,748
                                           ------------
                                              1,375,706
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
- ------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

           COMMON STOCKS
 SHARES                                     VALUE US$
- ---------                                  ------------
           KOREA (CONCLUDED)
           ELECTRICITY & GAS - 0.5%
   49,000  Korea Electric & Power Corp.         699,271
                                           ------------
           IRON-STEEL - 0.6%
   21,000  Pohang Iron & Steel Co., Ltd.
             (1)                                927,631
                                           ------------
           OILS - 0.4%
   46,020  Yukong Ltd.                          623,188
                                           ------------
           SECURITIES - 0.5%
   64,000  Daewoo Securities Co.*               793,333
                                           ------------
           TOTAL KOREA
           (COST $12,929,984)                 5,713,347
                                           ------------
           MALAYSIA - 8.0%
           BANKING - 1.2%
  354,000  Malayan Banking Berhad             1,365,202
  465,000  RHB Capital Berhad                   389,238
   83,400  RHB Sakura Merchant Bankers
             Berhad*                             52,359
                                           ------------
                                              1,806,799
                                           ------------
           CONSTRUCTION - 1.6%
  665,000  Gamuda Berhad                      1,013,901
  615,000  United Engineers (Malaysia)
             Ltd.                             1,452,466
                                           ------------
                                              2,466,367
                                           ------------
           ELECTRICITY & GAS - 1.4%
   65,000  Petronas Gas Berhad                  174,888
  888,000  Tenaga Nasional Berhad             1,911,390
                                           ------------
                                              2,086,278
                                           ------------
           GLASS & CERAMICS - 0.2%
  100,000  Fraser & Neave Ltd.                  224,963
                                           ------------
           MISC. MANUFACTURING - 0.8%
  820,000  R.J. Reynolds Berhad               1,262,481
                                           ------------
           REAL ESTATE - 1.7%
2,779,000  Island & Peninsular Berhad         2,575,456
                                           ------------
           SERVICES - 1.1%
  561,500  Genting Berhad                     1,577,907
                                           ------------
           TOTAL MALAYSIA
           (COST $26,018,189)                12,000,251
                                           ------------
           PHILIPPINES - 3.5%
           COMMUNICATION - 1.6%
   96,340  Philippine Long Distance
             Telephone                        2,401,638
                                           ------------
           COMMON STOCKS
   SHARES                                     VALUE US$
- ---------                                  ------------
           PHILIPPINES (CONCLUDED)
           ELECTRICITY & GAS - 0.7%
  315,315  Manila Electric Co. 'B'              970,200
                                           ------------
           MINING - 0.3%
5,496,000  Belle Corporation*                   501,060
1,099,200  Belle Corporation Wts. (2)*              203
                                           ------------
                                                501,263
                                           ------------
           REAL ESTATE - 0.9%
3,323,768  Ayala Land, Inc. 'B'               1,302,046
                                           ------------
           TOTAL PHILIPPINES
           (COST $7,831,441)                  5,175,147
                                           ------------
          SINGAPORE - 9.7%
           BANKING - 3.1%
  576,000  Overseas Union Bank Ltd.           1,923,664
  500,880  United Overseas Bank Ltd.          2,772,046
                                           ------------
                                              4,695,710
                                           ------------
           GLASS & CERAMICS - 0.4%
  110,000  Fraser & Neave Ltd.                  552,799
                                           ------------
           MACHINERY & ENGINEERING - 1.6%
  760,000  Keppel Corp., Ltd.                 2,407,634
                                           ------------
           REAL ESTATE - 2.3%
  522,000  City Developments Ltd.             2,191,603
  748,000  DBS Land Ltd.                      1,275,216
                                           ------------
                                              3,466,819
                                           ------------
           SERVICES - 2.3%
  253,200  Singapore Press Holdings Ltd.      3,495,191
                                           ------------
           TOTAL SINGAPORE
           (COST $22,240,842)                14,618,153
                                           ------------
           THAILAND - 1.6%
           COMMUNICATIONS - 0.4%
  630,000  TelecomAsia Corp.*                   277,262
  183,000  Total Access Communication
             Co., Ltd.                          349,530
                                           ------------
                                                626,792
                                           ------------
           ELECTRICITY & GAS - 0.6%
  582,200  Electricity Generating Public
             Co., Ltd.                          953,726
                                           ------------
           MINING - 0.3%
   49,000  PTT Exploration and Production
             Public Company Limited             491,198
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1997

             COMMON STOCKS
     SHARES                                   VALUE US$
  -----------                                ------------
             REAL ESTATE - 0.3%
             Land & House Corp. Limited
             TOTAL THAILAND                     364,694
             (COST $7,720,378)             ------------
             TOTAL COMMON STOCKS
             (COST $173,241,618)              2,436,410
             COMMON STOCKS                 ------------
    426,171                                 127,522,463
  PRINCIPAL                                ------------
     AMOUNT                                   VALUE US$
- -----------                                ------------
      (000)

             SHORT-TERM INVESTMENTS - 12.6%
             REPURCHASE AGREEMENT - 12.6%
U.S.$19,000  With Chase Securities
             Incorporated dated 10/31/97
             5.55%, due 11/03/97
             (repurchase proceeds
             $19,008,788); collateralized
             by: $17,885,000 U.S.
             Treasury Note, 6.875%, due
             5/15/06 (value $19,947,546)
             (COST $19,000,000)              19,000,000
                                           ------------
             TOTAL INVESTMENTS
             (COST $192,241,618) - 97.4%    146,522,463
             Other assets less
               liabilities - 2.6%             3,883,112
                                           ------------
             Net Assets - 100%             $150,405,575
                                           ------------
                                           ------------

* Non-income producing security.
(a) American Depositary Receipt.
(1) Priced at fair value as determined by the Investment Adviser and approved by the Board of Directors.
(2) The warrants enable the holder to subscribe to one share for every warrant held at PHP 8.50 per share. The warrants can be exercised from 10/06/98 thru 12/31/00.
Percentages are based on net assets.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
      Investments in securities, at value (cost $173,241,618)    $ 127,522,463
      Repurchase agreement                                          19,000,000
      Cash                                                           3,514,982
      Foreign currency, at value (cost $14,556)                         14,556
      Receivable for securities sold                                 1,755,433
      Receivable for dividends                                         225,566
      Receivable for interest                                           19,383
      Unrealized appreciation on forward foreign currency
        contracts                                                        1,260
      Deferred organization expenses                                    39,567
      Prepaid expenses                                                   9,924
                                                                 -------------

                  Total Assets                                     152,103,134
                                                                 -------------

LIABILITIES:
      Payable for securities purchased                                 991,206
      Estimated tax liability on Indian investments (Note 5)           209,820
      Investment advisory fee payable                                  142,321
      Administration fee payable                                        35,580
      Unrealized depreciation on forward foreign currency
        contracts                                                          205
      Accrued expenses payable and other liabilities                   318,427
                                                                 -------------

                  Total Liabilities                                  1,697,559
                                                                 -------------
                  Net Assets                                     $ 150,405,575
                                                                 -------------
                                                                 -------------

 NET ASSETS WERE COMPOSED OF:
      Capital Stock, par value ($.01 per share, applicable to
        19,607,100 shares issued: authorized 100,000,000
        shares)                                                  $     196,071
      Paid-in-capital in excess of par                             270,878,538
      Treasury Stock at cost (3,500,000 shares--Note 6)            (45,640,000)
      Accumulated net investment loss                                 (245,643)
      Accumulated net realized losses from investments             (28,855,504)
      Net unrealized depreciation of investments (net of
        estimated tax liability on Indian investments of
        $209,820 - Note 5)                                         (45,928,975)
      Net unrealized appreciation on translation of assets and
        liabilities in foreign currencies and forward foreign
        currency contracts                                               1,088
                                                                 -------------

                  Net Assets                                     $ 150,405,575
                                                                 -------------
                                                                 -------------
                  Net asset value per share ($150,405,575
                    divided by 16,107,100 shares outstanding)    $        9.34
                                                                 -------------
                                                                 -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $133,393)    $  2,597,793
      Interest and discount earned                                     784,509
                                                                  ------------

                  Total Investment Income                            3,382,302
                                                                  ------------

EXPENSES:
      Investment advisory fee                                        2,301,847
      Administration fee                                               575,461
      Legal fees and expenses                                          385,107
      Custodian's fees and expenses                                    282,580
      Transfer agent's fees and expenses                               183,596
      Reports to shareholders                                          138,858
      Directors' fees and expenses                                      72,116
      Insurance expense                                                 53,295
      Independent accountants' fees and expenses                        35,791
      Amortization of deferred organization expenses                    33,981
      Registration fees                                                 24,260
      Miscellaneous expenses                                            12,235
                                                                  ------------
                  Total Expenses                                     4,099,127
                                                                  ------------

NET INVESTMENT LOSS                                                   (716,825)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
    Net realized gain (loss) from:
      Investments (net of taxes paid on Indian Investments of
        $212,364)                                                    3,269,878
      Foreign currency transactions and forward foreign currency
        contracts                                                     (160,676)
    Net change in unrealized appreciation (depreciation) on:
      Investments (net of change in estimated tax liability on
        Indian investments of $56,530 - Note 5)                    (62,130,824)
      Translation of assets and liabilities in foreign
        currencies and forward foreign currency contracts                3,541
                                                                  ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS                                            (59,018,081)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(59,734,906)
                                                                  ------------
                                                                  ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              FOR THE YEAR       FOR THE YEAR
                                                  ENDED              ENDED
                                            OCTOBER 31, 1997   OCTOBER 31, 1996
--------------------------------------------------------------------------------

INCREASE(DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                     $    (716,825)     $    (508,543)
      Net realized gain from investment
        transactions                              3,269,878             21,946
      Net realized gain (loss) from
        foreign currency transactions and
        forward foreign currency contracts         (160,676)         2,568,860
      Net change in unrealized
        appreciation (depreciation) on
        investments (net of estimated tax
        liability on Indian investments of
        $209,820 and $266,350,
        respectively - Note 5)                  (62,130,824)         8,574,019
      Net change in unrealized
        appreciation (depreciation) on
        translation of assets and
        liabilities in foreign currencies
        and forward foreign currency
        contracts                                     3,541           (245,390)
                                            -----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     (59,734,906)        10,410,892
                                            -----------------  -----------------
DIVIDENDS TO SHAREHOLDERS:
      Investment income-net                      (1,826,573)           -
                                            -----------------  -----------------
CAPITAL STOCK TRANSACTIONS (NOTE 6):
      Cost of shares redeemed pursuant to
        tender offer                            (45,640,000)           -
      Tender offer costs charged to paid
        in capital in excess of par                (237,658)           (53,304)
                                            -----------------  -----------------
TOTAL CAPITAL STOCK TRANSACTIONS                (45,877,658)           (53,304)
                                            -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (107,439,137)        10,357,588
                                            -----------------  -----------------
NET ASSETS:
      Beginning of year                         257,844,712        247,487,124
                                            -----------------  -----------------
      End of year (including undistributed
        (accumulated) net investment
        income (loss) of $(245,643) and
        $1,826,585 for the years ended
        1997 and 1996, respectively)          $ 150,405,575      $ 257,844,712
                                            -----------------  -----------------
                                            -----------------  -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

FINANCIAL HIGHLIGHTS

    Selected Per Share Data and Ratios:

                                                FOR THE      FOR THE      FOR THE
                                                 YEAR         YEAR         YEAR       DECEMBER 30,
                                                 ENDED        ENDED        ENDED        1993* TO
                                              OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
                                                 1997         1996         1995           1994
- ----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   13.15    $   12.62    $   13.84    $   14.01**
Investment Operations:
Net investment income (loss)                       (0.05)       (0.03)        0.02        (0.01)
Net realized and unrealized gain (loss) on
  investments (net of estimated tax
  liability on Indian investments) and
  foreign currency transactions and foreign
  currency contracts                               (3.66)        0.56        (1.24)       (0.16)
                                              -----------  -----------  -----------     -------
Total from investment operations                   (3.71)        0.53        (1.22)       (0.17)
                                              -----------  -----------  -----------     -------
Less dividends from investment income-net          (0.09)       -            -              -
                                              -----------  -----------  -----------     -------
Tender offer costs charged to
  paid-in-capital in excess of par                 (0.01)           -+      -            -
                                              -----------  -----------  -----------     -------
Net asset value, end of period                $     9.34   $    13.15   $    12.62   $    13.84
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Market value, end of period                   $     8.50   $    12.00   $   11.125   $    12.00
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Total investment return based on (1):
Market value                                      (28.62 )%      7.87%       (7.29 )%     (20.00     )%
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Net asset value                                   (28.43 )%      4.20%       (8.82 )%      (1.21     )%
                                              -----------  -----------  -----------     -------
                                              -----------  -----------  -----------     -------
Ratio/Supplementary Data:
Net assets, end of period (Millions)          $   150.41   $   257.84   $   247.49   $   271.42
Ratio of expenses to average net assets             1.78 %       1.57 %       1.65 %       1.59     %***
Ratio of expenses to average net assets
  excluding conversion costs (Note 7)               1.59 %     -            -            -
Ratio of net investment income (loss) to
  average net assets                               (0.31 )%      (0.19 )%       0.12 %      (0.10     )%***
Portfolio turnover rate                            39.14 %      34.71 %      66.79 %      19.76     %
Average commission rate per share****         $   0.0142   $   0.0224          N/A          N/A

       * Commencement of investment operations.

      ** Net of $.09 offering expenses.

     *** Annualized.

    **** For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for trades on which a commission is charged.

      + Less than $0.01 per share.
     (1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions paid to purchase shares of the Fund. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment returns for periods of less than one full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES:

        Schroder Asian Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on November 5, 1993 and investment operations commenced on December 30, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION

        Portfolio securities listed or traded on a recognized stock exchange or NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are principally traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on such date, and if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices. The value of a foreign security is determined in its national currency as of 9:00 a.m., New York time, and that value is then converted into its U.S. dollar equivalent on the day of valuation as of 11:30 a.m., New York time. Securities for which market quotations are not readily available, and securities for which, in the judgment of the Investment Adviser, the prices or values available do not represent the fair value of the instrument, are valued at fair value, pursuant to the Fund's pricing procedures as determined by the Adviser and approved in good faith by the Board of Directors. In determining the fair value of such securities, the Adviser and the Board consider all relevant information, including but not limited to types of securities, current financial and market information and restrictions on dispositions. The values assigned to the securities holdings do not necessarily represent amounts which might ultimately be realized upon their sale or other disposition, since such amounts depend on future circumstances and cannot reasonably be determined until the actual disposition occurs. However, because of the inherent uncertainty of such valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At October 31, 1997, the portfolio contained three securities for which market quotations were not readily available and which were fair valued pursuant to the Fund's procedures. These securities had a total value of $2,453,134 representing 1.6% of the Fund's net assets.

        The Fund may enter into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities. The underlying collateral is valued daily on a marked-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of a default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME

        Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the identified cost basis.

    FOREIGN CURRENCY TRANSLATION

        Foreign currency amounts denominated in or expected to settle in foreign currencies ("FC") are translated into U.S. dollars on the following basis: market value of investment securities and other assets and liabilities at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) the rate of exchange at the end of the respective period, purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from the investment.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities, other than investments in securities at fiscal year end, arising as a result of changes in the exchange rate.

    DIVIDENDS AND DISTRIBUTIONS

        Dividends and distributions payable by the Fund, if any, are accrued on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies and net investment losses. As a result of these differences, at October 31, 1997, the Fund decreased paid-in-capital by $549,102, decreased accumulated net investment loss by $471,170, decreased accumulated net realized losses from investments by $20,769 and decreased accumulated net realized losses from foreign currency transactions and forward foreign currency contracts by $57,163. Net assets were not affected by the reclassification.

    FORWARD FOREIGN CURRENCY CONTRACTS

        The Fund may enter into forward contracts to purchase or sell FCs to protect against the effect of possible adverse movements in foreign exchange rates on the U.S. dollar value of the underlying portfolio. Risks associated with such contracts include the movement in value of the FC relative to the U.S. dollar and the ability of the counterparty to perform. Forward foreign currency contracts are valued at the forward rate and are marked-to-market weekly. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement.

    ORGANIZATIONAL COSTS

        Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period from the commencement of investment operations.

    USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  PURCHASES AND SALES OF SECURITIES:

        The aggregate cost of securities purchased and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1997 were $83,156,326 and $149,297,647, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 1997:

                       CONTRACTS TO                                             UNREALIZED
                         DELIVER/     SETTLEMENT    IN EXCHANGE                APPRECIATION/
                          RECEIVE        DATE           FOR          VALUE    (DEPRECIATION)
- ---------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Hong Kong Dollar        USD  331,191   11/03/97     HKD 2,560,505  $ 331,242     $      51
Hong Kong Dollar        USD  273,378   11/03/97     HKD 2,113,543    273,420            42
Japanese Yen            USD   48,201   11/04/97    JPY  5,815,412     48,377           176
Japanese Yen            USD   13,864   11/06/97    JPY  1,664,057     13,843           (21)
Malaysian Ringit        USD  177,931   11/06/97      MYR  596,995    178,474           543
Malaysian Ringit        USD  145,401   11/07/97      MYR  487,865    145,849           448
                                                                                    ------
                                                                       Total     $   1,239
                                                                                    ------
                                                                                    ------
CONTRACTS TO SELL:
Hong Kong Dollar       HKD 2,403,436   11/03/97     USD  (310,875)  (310,923)          (48)
Malaysian Ringit        MYR  149,715   11/06/97     USD   (44,622)   (44,758)         (136)
                                                                                    ------
                                                                       Total  $       (184   )
                                                                                    ------
                                                                                    ------

4. INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

        The Fund retains Schroder Capital Management International, Inc. as Investment Adviser (the "Adviser"). The Investment Advisory Agreement, as amended on May 16, 1996, provides for a monthly fee at the annual rate of
    (1) 1.00% of the Fund's average weekly net assets up to and including $300 million, and (2) 0.85% of the Fund's average weekly net assets in excess of $300 million. The Fund paid or accrued fees to the Adviser of $2,301,847 for the year ended October 31, 1997.

        The Fund retains Princeton Administrators, L.P. as the Administrator. Pursuant to the administration agreement, as amended on May 16, 1996, the Administrator receives a monthly fee equal to the greater of (a) $150,000 per annum or (b) an annual rate of (1) 0.25% of the Fund's average weekly net assets up to and including $300 million, and (2) 0.22% of the Fund's average weekly net assets in excess of $300 million.The Fund paid or accrued fees to the Administrator of $575,461 for the year ended October 31, 1997.

        Several individuals who are directors and/or officers of the Fund are also directors or officers of the Investment Advisor or its affiliates.

5.  FEDERAL INCOME TAXES:

        Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders, no Federal income tax provision is required.

        For Federal income tax purposes, the tax basis of investment securities owned is $192,677,609. At October 31, 1997, net unrealized depreciation on investments was $(46,155,146). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $11,066,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $57,222,096.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

        For Federal income tax purposes, the Fund had a capital loss carry forward as of October 31, 1997 of $28,664,146 ($2,615,657 expiring in 2002 and $26,048,489 expiring in 2003) which is available to offset future capital gains, subject to limitations imposed under the Internal Revenue Code.

        Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulateons require that taxes be paid on capital gains realized by the Fund. At October 31, 1997, the Fund decreased net unrealized appreciation by the estimated tax liability attributable to Indian investments of $209,820.

6.  CAPITAL STOCK:

        There are 100,000,000 shares of $.01 par value common stock authorized. There are 16,107,100 shares issued and outstanding as of October 31, 1997.

        On February 18, 1997, the Fund's Board of Directors approved a tender offer (the "Tender Offer") to purchase up to 3.5 million shares of outstanding common stock. The offer commenced on February 19, 1997 and expired on March 20, 1997. The Fund received tenders representing 13,268,062 shares of common stock. Pursuant to the terms of the Tender Offer, the Fund determined to accept 3.5 million common shares. As a result of the Tender Offer, the Fund purchased 3.5 million shares for a total of $45,640,000.

        As of October 31,1997 and October 31, 1996, costs incurred in connection with the tender offer in the amount of $237,658 and $53,304, respectively, have been charged to paid-in-capital in excess of par.

7.  SUBSEQUENT EVENT:

        On October 24, 1997, the shareholders of the Fund approved management's proposal to convert the Fund from a closed-end to an open-end investment company (the "Conversion"). Approval of this proposal included approval of
    (1) amendments to the fundamental policies of the Fund to enable the Fund to participate in an open-end Core and Gateway fund structure, (2) new investment advisory agreements with the Investment Adviser to take effect upon the Conversion, (3) changing the Fund's subclassification under the Investment Company Act from a closed-end to an open-end company, and (4) adopting an Agreement and Plan of Reorganization pursuant to which the Fund would reorganize from a Maryland corporation into a Delaware business trust. Following the Conversion, shares of the Fund will be subject to an asset-based shareholder servicing fee of 0.25% per annum, and, for shares purchased after the Conversion through brokers or other financial intermediaries, a front-end sales charge based on the size of the purchase. In addition, during the first six months after the conversion, open-end shares received by stockholders of the Fund in the Conversion will be subject to a redemption fee of 2.00%. Following the Conversion, stockholders will be able to buy and sell at a price based on net asset value, subject for the first six months to a redemption fee of 2.00%. In the course of converting to an open-end fund, the Fund will also (a) convert from a Maryland corporation to a Delaware business trust; and (b) commence operating in a Core-and-Gateway fund-of-funds structure. There will be no change in the Fund's investment objective and strategy. Schroder Capital Management International, Inc. will continue to serve as investment adviser for the Fund's investments.

        As of October 31, 1997, costs incurred in connection with the Conversion amounted to $431,366, the majority of which related to legal and transfer agent fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

PROXY RESULTS

    During the year ended October 31, 1997, Schroder Asian Growth Fund, Inc. shareholders voted on the following proposals. The proposals were approved at the annual meeting of shareholders held on June 3, 1997. The description of the proposals and number of shares voted are as follows:

- -------------------------------------------------------------------------------------------------------
                                                                                 SHARES
                                                                                VOTED FOR   ABSTENTIONS
- -------------------------------------------------------------------------------------------------------
1.         To elect certain Directors:        John I. Howell(1)                12,144,007      639,784
                                                                               12,148,287      635,504
                                              David M.
                                              Salisbury(1)
                                                                               12,146,872      636,919
                                              Louise Croset(2)

(1) Nominee for Class II director to serve until 2000 annual meeting of stockholders

(2) Nominee for Class III director to serve until 1998 annual meeting of stockholders
- -------------------------------------------------------------------------------------------------------

                                                                                 SHARES
                                                                    SHARES        VOTED
                                                                   VOTED FOR     AGAINST    ABSTENTIONS
- -------------------------------------------------------------------------------------------------------
2.         To ratify the selection of Coopers & Lybrand L.L.P.
            as the Fund's independent accountants.                12,366,765      268,458      148,568
- -------------------------------------------------------------------------------------------------------

    The following proposals were voted on at the Special Meeting of Stockholders, October 24, 1997. The proposal to approve the Conversion of the Fund to an open-end Core and Gateway Fund Structure, which required the affirmative vote of holders of two-thirds of the outstanding shares of the Fund, was approved. The proposal to eliminate the tender offer undertaking set forth in the Fund's prospectus dated December 22, 1993, which required the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, was not approved.

                                                                            SHARES       SHARES
                                                                             VOTED        VOTED
                                                                              FOR        AGAINST     ABSTAIN
                                                                          -----------  -----------  ---------
1.         TO APPROVE THE CONVERSION OF THE FUND TO AN OPEN-END CORE AND  10,834,272      312,118     134,720
           GATEWAY FUND STRUCTURE
2.         TO ELIMINATE THE TENDER OFFER UNDERTAKING SET FORTH IN THE      7,121,328      437,017     253,171
           FUND'S PROSPECTUS

DIVIDEND REINVESTMENT PLAN

    Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Plan Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank, or other nominee should contact such nominee to see if it will participate in the Plan on the shareholders' behalf. If the nominee is unable to do so, the shareholder may wish to request that their shares be reregistered in the shareholder's own name.

    A shareholder may elect to withdraw from the Plan without penalty at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan, certificates for whole Dividend Shares credited to the shareholder's account under the Plan will be issued and cash payment will be made for any fractional Dividend Shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise, such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
shareholder's Dividend Shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

    Whenever the Fund declares a distribution from capital gains or an income dividend either in cash or in shares of the Fund, participants in the Plan will receive shares of the Fund. Whenever the market price per share is equal to or exceeds the net asset value of the valuation date, participants will be issued shares of the Fund at a price per share equal to the greater of (a) the net asset value per share on the date or (b) 95% of the market price of the Fund's shares on the date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading day. The Fund will not issue Dividend Shares under the Plan at a price below net asset value. If net asset value exceeds the market price of Fund shares as of the valuation date, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer Dividend Shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those Dividend Shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to Dividend Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional Shares issued by the Fund, participants should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value.

    Experience under the plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to participants in the plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent at least 90 days prior written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200, at 1-800-426-5523.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Schroder Asian Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Schroder Asian Growth Fund, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended, and for the period December 30, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schroder Asian Growth Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the three years in the period then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
December 4, 1997